UNITED STATE
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): September 25, 2014

                             SAFEBRAIN SYSTEMS, INC.
                   ------------------------------------------
                 (Name of Small Business Issuer in its charter)


         Delaware                   000-50493                98-0412431
    ------------------          -----------------          --------------
 (State of incorporation)      (Commission File No.)     (IRS Employer
                                                          Identification No.)

                           100 - 224 11th Avenue S.W.
                                Calgary, Alberta
                                 Canada T2R 0C3
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (403) 233-9239

                                       N/A
                    ----------------------------------------
          (Former name or former address if changed since last report)


Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[] Written communications pursuant to Rule 425 under the Securities Act (17
   CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
   240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure   of  Directors   or  Certain   Officers;   Election  of
            Directors;   Appointment   of   Certain   Officers;   Compensatory
            Arrangements of Certain Officers.

     On September 25, 2014 Dean Swanberg resigned as a director of the Company. Mr. Swanberg's resignation was not due to any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

     On September 25, 2014 Todd Ziniuk resigned as a director of the Company. Mr. Ziniuk's resignation was not due to any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 26, 2014

                                 SAFEBRAIN SYSTEMS, INC.



                                 By:/s/ Michael Scott
                                    ----------------------------------------
                                    Michael Scott, Chief Executive Officer